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                                                                        10(m)(4)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made effective as of the 5th day of March, 1998, between OGLEBAY NORTON HOLDING COMPANY, an Delaware corporation, ("Holding Company") and OGLEBAY NORTON COMPANY, a Delaware corporation ("Original Borrower"):

         WHEREAS, Original Borrower, KEYBANK NATIONAL ASSOCIATION, as agent ("Agent"), and the banks a party to the Credit Agreement (as hereinafter defined) (the "Banks"), are parties to the Credit Agreement dated as of May 15, 1998 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement", each term not defined herein being therein defined) wherein Agent and the Banks have agreed to make Loans and Agent has agreed to issue Letters of Credit on behalf of the Banks, all upon certain terms and conditions;

         WHEREAS, pursuant to Section 5.14 of the Credit Agreement, effective on March 5, 1999, the Original Borrower became a Wholly-Owned Subsidiary of Holding Company;

         WHEREAS, Agent and the Banks are willing to (a) allow Original Borrower to assign all of its rights and obligations under the Credit Agreement, and the Commitment thereunder, to Holding Company, and (b) continue to grant the Loans and issue the Letters of Credit pursuant to the Credit Agreement upon certain terms and conditions, one of which is that the Holding Company assume all obligations of Original Borrower under the Credit Agreement, the Notes and the Agent Fee Letter, to which Original Borrower is a party, and this Agreement is being executed and delivered in consideration of each financial accommodation, if any, granted to Holding Company by the Banks and for other valuable considerations;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holding Company hereby agrees as follows:

         1. ASSUMPTION. On and after the Assignment Effective Date, as hereinafter defined, Holding Company irrevocably and unconditionally (a) assumes all of the obligations of Original Borrower under the Credit Agreement, the Notes and the Agent Fee Letter, as fully as if Holding Company had been an original party to such Loan Documents in place of the Original Borrower thereunder, and (b) becomes bound by all representations, warranties, covenants, provisions and conditions of such Loan Documents applicable to the Original Borrower thereunder as if Holding Company had been the original party making such representations, warranties and covenants.

         2. ASSIGNMENT. On and after the Assignment Effective Date, Original Borrower hereby transfers and assigns to Holding Company all of its rights and obligations under the Credit Agreement, the Notes and the Agent Fee Letter.
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         3. ASSIGNMENT EFFECTIVE DATE. The Assignment Effective Date (the
Assignment Effective Date") shall be March 5, 1999.

         4. HOLDING COMPANY REPRESENTATIONS AND WARRANTIES. Holding Company represents and warrants to Agent and each of the Banks that:

                  (a) Holding Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in each state in which Holding Company is doing business;

                  (b) Holding Company has full power, authority and legal right to execute and deliver this Agreement, and to perform and observe the provisions hereof and of the Credit Agreement and the Notes, and the officers acting on Holding Company"s behalf have been duly authorized to execute and deliver this Agreement;

                  (c) this Agreement and the Credit Agreement and the Notes are each valid and binding upon Holding Company and enforceable against Holding Company in accordance with their respective terms;

                  (d) neither the execution and delivery of this Agreement, nor the performance and observance of the provisions hereof, by Holding Company will conflict with, or constitute a violation or default under, any provision of any applicable law or of any contract (including, without limitation, Holding Company"s Articles of Incorporation and Code of Regulations) or of any other writing binding upon Holding Company in any manner; and

                  (e) each of the representations and warranties of "Borrower" as set forth in Article VI of the Credit Agreement are true and complete with respect to Holding Company as Borrower under the Credit Agreement; provided, however, that Holding Company shall have ten (10) Business Days from the date hereof to update or replace any of the schedules referenced in the Credit Agreement to the extent that any such schedule is no longer complete or accurate as a result of the Holding Company Reorganization, as defined in the Credit Agreement, or to amend any such representations and warranties if inappropriate with respect to Holding Company.

         5. HOLDING COMPANY AND ORIGINAL BORROWER REPRESENTATIONS AND WARRANTIES. Original Borrower and Holding Company represent and warrant to Agent and each of the Banks that:

                  (a) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; and

                  (b) neither Original Borrower nor Holding Company has any claim or offset against, or defense or counterclaim to, any Company's obligations or liabilities under the Credit Agreement or any Related Writing.


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         6. ORIGINAL BORROWER TO REMAIN PLEDGOR. Anything herein to the contrary notwithstanding, Original Borrower shall remain bound by the terms and conditions of all of the Security Documents to which Original Borrower is a party regardless of the assignment made hereunder. On and after the Assignment Effective Date, Original Borrower shall remain a Pledgor under the Credit Agreement.

         7. WAIVER OF CLAIMS. Each of Original Borrower and Holding Company hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Original Borrower or Holding Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         8. DELIVERY OF DOCUMENTS. Concurrently with the execution of this Agreement, Original Borrower or Holding Company, as appropriate, shall:

         (a) if required by Agent, execute and deliver to Agent new Notes dated as of May 15, 1998, or such other date as may be deemed appropriate by Agent, made payable to each Bank;

         (b) pay all legal fees and expenses of Agent incurred in connection with this Agreement and the Holding Company Reorganization, as defined in the Credit Agreement;

         (c) deliver to Agent and the Banks a Guaranty of Payment of Debt and such corporate governance and authorization documents and an opinion of counsel as may be deemed necessary or advisable by Agent and the Banks;

         (d) cause each Pledgor to consent and agree to and acknowledge the terms of this Agreement;

         (e) provide such other items as may be reasonably required by Agent or the Banks in connection with this Agreement.

         9. BINDING NATURE OF AGREEMENT. All provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement. This Agreement shall bind and benefit Original Borrower, Holding Company, Agent and the Banks, and their respective successors and assigns; provided that the interest assigned hereunder shall not be further assigned without the prior written consent of Agent and the Banks.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall

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constitute but one and the same agreement. This Agreement shall not be effective until Agent has executed the consent set forth below.


         11. OHIO LAW TO GOVERN. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

         12. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE UNDERSIGNED AND AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                            OGLEBAY NORTON HOLDING
                                              COMPANY

                                            By:__________________________
                                            Title:________________________

                                            OGLEBAY NORTON COMPANY

                                            By:__________________________
                                            Title:________________________


The undersigned consents and agrees to and acknowledges the terms of this
Agreement:

KEYBANK NATIONAL ASSOCIATION,
         as Agent

By:_______________________________
         Lawrence A. Mack, Senior
         Vice President


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         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Assignment and Assumption Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

                                Oglebay Norton Holding Company
                                ONCO Investment Company
                                Oglebay Norton Industrial Minerals, Inc.
                                Oglebay Norton Management Company
                                Oglebay Norton Industrial Sands, Inc.
                                Colorado Silica Sand, Inc.
                                Oglebay Norton Terminals, Inc.
                                Oglebay Norton Engineered Materials, Inc.
                                Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)
                                Global Stone Port Inland, Inc.
                                Moreland Development Company
                                Western Wisconsin Materials, Inc.
                                Global Stone (USA) Inc.
                                Global Stone Tenn Lutrell Company
                                Global Stone Chemstone Corporation
                                Global Stone Detroit Lime Company
                                Global Stone St. Clair, Inc.
                                Global Stone PenRoc Inc.
                                Global Stone Filler Products Company


                                By:_______________________________________
                                   Michael F. Biehl as Treasurer of each
                                    of the companies listed above


                                Texas Mining, LP

                                By: Oglebay Norton Industrial Sands, Inc.,
                                         General Partner

                                By:_____________________________________
                                     Michael F. Biehl, Treasurer



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